--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 5, 1997
(Date of earliest event reported)

MERRILL LYNCH MORTGAGE INVESTORS INC. (as depositor under the Trust Agreement, dated as of December 1, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of PacificAmerica Home-Equity Loan Asset-Backed Notes, Series 1997-1)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                          333-24327                   33-3416059
--------                          ---------                   ----------
(State or Other Juris-           (Commission               (I.R.S. Employer
diction of Incorporation)         File Number)             Identification No.)


250 Vesey Street World Financial Center,
North Tower-10th Floor,
New York, New York                                                      10281
------------------                                                      -----
(Address of Principal Executive Office)                               (Zip Code)


        Registrant's telephone number, including area code:(212) 449-1000

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE
                                        INVESTORS, INC.

                                        By:  /s/ Peter Cerwin
                                             ---------------------
                                        Name:    Peter Cerwin
                                        Title:   Vice President


Dated: December 23, 1997

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 23, 1997 following the closing of the initial issuance of the PacificAmerica Home Equity Loan Notes Series 1997-1, pursuant to a Purchase Agreement the PacificAmerica Home Equity Loan Trust, Series 1997-1 (the "Issuer") purchased from the PacificAmerica Money Center, Inc. (the "Seller") certain Subsequent Mortgage Loans, as defined in the Home Equity Loan Purchase Agreement (the "Purchase Agreement") among the Issuer, Bankers Trust Company of California, N.A., the Seller and Merrill Lynch Mortgage Investors, Inc., with an aggregate principal balance equal to $24,240,248.14 with funds on deposit in the pre-funding account established pursuant to the Purchase Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Issuer pursuant to a Subsequent Transfer Instrument, dated December 23, 1997, between the Issuer and the Seller (the "Instrument") (the Mortgage Loan Schedule that is the subject of such Instrument is filed in paper pursuant to a hardship exemption, as provided in Rule 202 of Regulation S-T).


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           Item 601(a) of
                           Regulation S-K

Exhibit No.                Exhibit No.                    Description
-----------                -----------                    -----------
      1                     99.1

                                                     Subsequent Transfer
                                                     Instrument, dated as of
                                                     December 23, 1997 between
                                                     PacificAmerica Money
                                                     Center, Inc. as seller,
                                                     PacificAmerica Home Equity
                                                     Loan Trust Series 1997-1,
                                                     as issuer.

                                  EXHIBIT INDEX

Exhibit No.            Description                                   Page
-----------            -----------                                   ----

  1                    Subsequent Transfer Instrument                 8

                                    EXHIBIT 1

                         SUBSEQUENT TRANSFER INSTRUMENT

                  Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated December 23, 1997, between PacificAmerica Money Center, Inc. as seller (the "Seller"), and PacificAmerica Home Equity Loan Trust Series 1997-1 as issuer (the "Issuer"), and pursuant to the Home Equity Loan Purchase Agreement, dated as of December 11, 1997, among the Seller, the Issuer, Merrill Lynch Mortgage Investors, Inc. and Bankers Trust Company of California, N.A. (the "Home Equity Loan Purchase Agreement"), the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer of the Mortgage Loans listed on the attached Subsequent Mortgage Loan Schedule (the "Subsequent Mortgage Loans").

                  Capitalized terms used and not defined herein have their respective meanings as set forth in Section 1.1 of the Home Equity Loan Purchase Agreement, which meanings are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                  Section 1.       CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS.

                  (a) The Seller does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all principal received and interest accruing on the Subsequent Mortgage Loans on and after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.2 of the Home Equity Loan Purchase Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section
2.2 of the Home Equity Loan Purchase Agreement. The transfer to the Issuer by the Seller of the Subsequent Mortgage Loans identified on the Subsequent Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Issuer, the Indenture Trustee and the Noteholders to constitute and to be treated as a sale by the Seller.

                  The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Issuer on the Subsequent Transfer Date of all the Seller's right, title and interest in and to the Subsequent Mortgage Loans, and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Issuer as of the Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under the Subsequent Mortgage Loans, and such other property, to secure all of the Issuer's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the State of California (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Issuer's interests in each Subsequent Mortgage Loan and the proceeds thereof.

                  (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and the Home Equity Loan Purchase Agreement shall be borne by the Seller.

                  (c) Additional terms of the sale are set forth on Attachment A hereto.

                  Section 2.  REPRESENTATIONS AND WARRANTIES; CONDITIONS
                              PRECEDENT.

                  (a) The Seller hereby affirms the representations and warranties set forth in Section 3.1 of the Home Equity Loan Purchase Agreement that relate to the Seller or the Subsequent Mortgage Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in
Section 2.3(b) of the Home Equity Loan Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Mortgage Loan complies with the requirements of this Instrument and Section 2.3(c) of the Home Equity Loan Purchase Agreement.

                  (b) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof;

                  (c) All terms and conditions of the Home Equity Loan Purchase Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Home Equity Loan Purchase Agreement.

                  Section 3.       RECORDATION OF INSTRUMENT.

                  To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Noteholders' expense on direction of the Majority Noteholders or the Note Insurer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or the Note Insurer or is necessary for the administration or servicing of the Mortgage Loans.

                  Section 4.       GOVERNING LAW.

                  This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

                  Section 5.       COUNTERPARTS.

                  This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.


                  Section 6.       SUCCESSORS AND ASSIGNS.

                  This Instrument shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.


                                     PACIFICAMERICA MONEY CENTER, INC.


                                     By:  /s/ Charles Siegel
                                          -----------------------
                                     Name: Charles Siegel
                                     Title: Chief Financial Officer



                                     PACIFICAMERICA HOME EQUITY LOAN
                                     TRUST SERIES 1997-1
                                     By: WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely in its
                                     capacity as Owner Trustee


                                     By: /s/ Emmet Harmon
                                        ----------------------
                                     Authorized Signatory

ATTACHMENTS

  A.  Additional terms of the sale.
  B.  Schedule of Subsequent Mortgage Loans.
  C.  Opinion of Seller's Counsel (provided upon request)
  D.  Seller's Officer's Certificate.
  E.  Seller's Officer's Certificate (confirmation of Note Insurer approval).

                         PACIFICAMERICA HOME EQUITY LOAN
                                  ASSET-BACKED-
                              NOTES, SERIES 1997-1

                 ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT
                                  Series 1997-1

                                December 23, 1997

A.

    1.       Subsequent Cut-off Date:                         December 23, 1997
    2.       Pricing Date:                                    December 23, 1997
    3.       Subsequent Transfer Date:                        December 23, 1997
    4.       Aggregate Principal Balance of the Subsequent Mortgage Loans as of
             the Subsequent Cut-off Date:                     $24,240,248.14
    5.       Purchase Price:                                  100.00%

B.

    As to all the Subsequent Mortgage Loans the subject of this Instrument:

    1.       Longest stated term to maturity:                  360 months
    2.       Minimum Mortgage Rate:                            9.35 %
    3.       Maximum Mortgage Rate:                            14.35 %
    4.       WAC of all Mortgage Loans:                        10.98 %
    5.       WAM of all Mortgage Loans:                         6.92 %
    6.       Largest Principal Balance:                        $311,850.00
    7.       Non-owner occupied Mortgaged Properties:          1.70 %
    8.       California zip code concentration:                13.35 %
    9.       Condominiums:                                     4.49 %
    10.      Single-family Detached:                           84.76 %
    11.      Weighted average term since origination:          357.33 months
    12.      January/February/March 1998 first payment date:   98.80 %

              PACIFICAMERICA HOME EQUITY LOAN TRUST, SERIES 1997-1
                 ATTACHMENT B TO SUBSEQUENT TRANSFER INSTRUMENT

                                December 23, 1997


                 IN ACCORDANCE WITH RULE 202 OF REGULATION S-T,
        THE MORTGAGE LOAN SCHEDULES ARE BEING FILED IN PAPER PURSUANT TO
                         A CONTINUING HARDSHIP EXEMPTION

                                  ATTACHMENT C

                              OFFICER'S CERTIFICATE
                               SUBSEQUENT TRANSFER
                        PACIFICAMERICA MONEY CENTER, INC.

         I, Charles Siegel, hereby certify that I am the duly elected Chief Financial Officer of PacificAmerica Money Center, Inc. (the "Seller") a corporation organized under the laws of the State of Delaware, that I have made such reasonable investigation as I have deemed necessary to deliver this Certificate, including discussions with responsible officers of the Seller and further certify to the best of my knowledge as follows:

                  1. The Seller is in good standing under the laws of the State of Delaware.

                  2. Each person who, as an officer or representative of the Seller, signed the Subsequent Transfer Instrument, dated as of December 23, 1997, between the Seller and PacificAmerica Home Equity Loan Trust Series 1997-1 (the "Issuer") and any other document delivered prior hereto or on the date hereof in connection with the transfer of the Subsequent Mortgage Loans and the transactions described in the Home Equity Loan Purchase Agreement (the "Agreement"), dated as of December 11, 1997 among PacificAmerica Money Center, Inc., Merrill Lynch Mortgage Investors, Inc., Bankers Trust Company of America, N.A. and the Issuer, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  3. With respect to its transfer of the Subsequent Mortgage Loans and the transactions contemplated by the Agreement, the Seller has complied in all material respects with all the agreements by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the Subsequent Transfer Date other than those which have been waived pursuant to the terms of the Agreement.

                  4. Attached hereto as Exhibit I (provided upon request) is a certified true copy of the resolutions of the Board of Directors of the Seller with respect to the sale of the Subsequent Mortgage Loans subject to the Agreements, and the same are in full force and effect and have not been revoked, repealed or amended. Attached as Exhibit II hereto (provided upon request) is a true and correct copy of the Certificate of Incorporation of PacificAmerica which is in full force and effect on the date hereof. Attached as Exhibit III (provided upon request) is a true and correct copy of the By-Laws of PacificAmerica which continue in force on the date hereof. Attached as Exhibit IV (provided upon request) hereto is a true and correct copy of the Good Standing Certificate of PacificAmerica dated December 18, 1997.

                  5. Any necessary consents, approvals, authorizations or order of any court or governmental agency or body, which are required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Agreement, the sale of the Subsequent Mortgage Loans as evidenced by the Agreement, or the consummation of the transactions contemplated by the Agreement, have been obtained. The Agreement and all related agreements have been authorized by the Board of Directors of the Seller, such authorization being reflected in the minutes of that Board and shall be maintained from the date of their execution as records of the Seller. The Agreement and related agreements are and will be from the time of their execution official records of the Seller.

                  6. Each of the obligations of the Seller required to be performed by it on or prior to the Subsequent Transfer Date pursuant to the terms of the Agreement have been duly performed and complied with and all of the representations and warranties of the Seller under the Agreement are true and correct as of the Subsequent Transfer Date and no event has occurred which, with notice or the passage of time, would constitute a default under the Agreement.

                  7. Each condition precedent specified in Section 2.2 and Section 2.3 of the Agreement and each condition precedent specified in the Subsequent Transfer Instrument has been satisfied by the Seller.


                  Capitalized terms not defined herein have the meanings set forth in the Agreement.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated: December 23, 1997

                                            By:  /s/ Charles Siegel
                                               -----------------------------
                                            Name:    Charles Siegel
                                            Title:   Chief Financial Officer

                                  ATTACHMENT D

                            OFFICER'S CERTIFICATE OF
                        PACIFICAMERICA MONEY CENTER, INC.
             RE: Note Insurer approval of Subsequent Mortgage Loans

                                                     December 23, 1997

Bankers Trust Company
of California, N.A.
3 Park Plaza, 16th Floor
Irvine, California 92614

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890

    Re: Home Equity Loan Purchase Agreement, dated as of December 11, 1997 (the "Purchase Agreement"), among PacificAmerica Money Center,
             Inc. (the "Seller"), PacificAmerica Home Equity Loan Trust Series 1997-1, a Delaware business trust (the "Issuer"), Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee") and Merrill Lynch Mortgage Investors, Inc., relating to PacificAmerica Home Equity Loan Asset-Backed Notes and Certificates, Series 1997-1 (Subsequent Mortgage Loan Transfer December 23, 1997
             -------------------------------------------------------------------



Ladies and Gentleman:

                   In accordance with Section 2.3(b)(vi) of the above-captioned Purchase Agreement, the undersigned hereby certifies the following:

         (a) The Subsequent Mortgage Loans identified on the Subsequent Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Seller on December 23, 1997 conform to the representations and warranties of the Insurance Agreement (the "Insurance Agreement") dated as of December 1, 1997 among Financial Security Assurance (the "Note Insurer"), PacificAmerica Money Center, Inc., the PacificAmerica Home Equity Loan Trust Series 1997-1, Merrill Lynch Mortgage Investors, Inc. and Bankers Trust Company of California, N.A. and the Note Insurer has informed the Seller that the Subsequent Mortgage Loans are acceptable to the Note Insurer in its sole discretion.

         (b) The undersigned is a duly authorized representative of the Seller and is authorized to execute and deliver this certificate.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name.


                                         PACIFICAMERICA MONEY CENTER, INC.

Dated:   December 23, 1997               By: /s/ Charles Siegel
                                             ----------------------------------
                                         Name:   Charles Siegel
                                         Title:  Chief Financial Officer